THE
PENN
DISTRICT

VORNADO
REALTY TRUST

**SUPPLEMENTAL OPERATING
AND FINANCIAL DATA
For the Quarter Ended March 31, 2023**

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost, projected incremental cash yield, stabilization date and cost to complete; estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions, including the form of any 2023 dividend payments, and the amount and form of potential share repurchases and/or asset sales. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. Currently, some of the factors are the increase in interest rates and inflation and the continuing effect of the COVID-19 pandemic on our business, financial condition, results of operations, cash flows, operating performance and the effect that these factors have had and may continue to have on our tenants, the global, national, regional and local economies and financial markets and the real estate market in general. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in Part I of our Annual Report on Form 10-K for the year ended December 31, 2022. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this supplemental package. This supplemental package includes certain non-GAAP financial measures, which are accompanied by what Vornado Realty Trust and subsidiaries (the "Company") considers the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). These include Funds From Operations ("FFO"), Funds Available for Distribution ("FAD"), Net Operating Income ("NOI") and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre"). Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations, and, if applicable, the purposes for which management uses the measures, can be found in the Definitions section of this supplemental package on page i in the Appendix.

This supplemental package should be read in conjunction with the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 and the Company’s Supplemental Fixed Income Data package for the quarter ended March 31, 2023, both of which can be accessed at the Company’s website www.vno.com.

BUSINESS DEVELOPMENTS
Dividends/Share Repurchase Program
On April 26, 2023, Vornado announced that it will postpone dividends on its common shares until the end of 2023, at which time, upon finalization of its 2023 taxable income, including the impact of asset sales, it will pay the 2023 dividend in either (i) cash, or (ii) a combination of cash and securities, as determined by its Board of Trustees.
Vornado also announced that its Board of Trustees has authorized the repurchase of up to $200,000,000 of its outstanding common shares under a newly established share repurchase program. Cash retained from dividends or from asset sales will be used to reduce debt and/or fund share repurchases.
350 Park Avenue
On January 24, 2023, we and the Rudin family (“Rudin”) completed agreements with Citadel Enterprise Americas LLC (“Citadel”) and with an affiliate of Kenneth C. Griffin, Citadel’s Founder and CEO (“KG”), for a series of transactions relating to 350 Park Avenue and 40 East 52nd Street.
Pursuant to the agreements, Citadel master leases 350 Park Avenue, a 585,000 square foot Manhattan office building, on an “as is” basis for ten years, with an initial annual net rent of $36,000,000. Per the terms of the lease, no tenant allowance or free rent was provided. Citadel will also master lease Rudin’s adjacent property at 40 East 52nd Street (390,000 square feet).
In addition, we have entered into a joint venture with Rudin (“Vornado/Rudin”) to purchase 39 East 51st Street for $40,000,000 and, upon formation of the KG joint venture described below, will combine that property with 350 Park Avenue and 40 East 52nd Street to create a premier development site (collectively, the “Site”). The purchase is expected to close in the second quarter of 2023.
From October 2024 to June 2030, KG will have the option to either:
•acquire a 60% interest in a joint venture with Vornado/Rudin that would value the Site at $1.2 billion ($900,000,000 to Vornado and $300,000,000 to Rudin) and build a new 1,700,000 square foot office tower (the “Project”) pursuant to East Midtown Subdistrict zoning with Vornado/Rudin as developer. KG would own 60% of the joint venture and Vornado/Rudin would own 40% (with Vornado owning 36% and Rudin owning 4% of the joint venture along with a $250,000,000 preferred equity interest in the Vornado/Rudin joint venture).
◦at the joint venture formation, Citadel or its affiliates will execute a pre-negotiated 15-year anchor lease with renewal options for approximately 850,000 square feet (with expansion and contraction rights) at the Project for its primary office in New York City;
◦the rent for Citadel’s space will be determined by a formula based on a percentage return (that adjusts based on the actual cost of capital) on the total Project cost;
◦the master leases will terminate at the scheduled commencement of demolition;
•or, exercise an option to purchase the Site for $1.4 billion ($1.085 billion to Vornado and $315,000,000 to Rudin), in which case Vornado/Rudin would not participate in the new development.
Further, Vornado/Rudin will have the option from October 2024 to September 2030 to put the Site to KG for $1.2 billion ($900,000,000 to Vornado and $300,000,000 to Rudin). For ten years following any put option closing, unless the put option is exercised in response to KG’s request to form the joint venture or KG makes a $200,000,000 termination payment, Vornado/Rudin will have the right to invest in a joint venture with KG on the terms described above if KG proceeds with development of the Site.

BUSINESS DEVELOPMENTS
Disposition Activity
Alexander's, Inc. ("Alexander's")
On March 8, 2023, Alexander's entered into an agreement to sell the Rego Park III land parcel, located in Queens, New York, for $71,060,000, inclusive of consideration for Brownfield tax benefits and reimbursement of costs for plans, specifications and improvements to date. Alexander's anticipates the closing of the sale in the second quarter of 2023 and will recognize a financial statement gain of approximately $54,000,000. Upon completion of the sale, we will recognize our approximate $16,000,000 share of the net gain.
Financing Activity
150 West 34th Street Loan Participation
On January 9, 2023, our $105,000,000 participation in the $205,000,000 mortgage loan on 150 West 34th Street was repaid, which reduced “other assets” and “mortgages payable, net” on our consolidated balance sheets by $105,000,000. The remaining $100,000,000 mortgage loan balance bears interest at SOFR plus 1.86%, subject to an interest rate cap arrangement with a SOFR strike rate of 4.10%, and matures in May 2024.
Interest Rate Hedging Activities
We entered into the following interest rate swap agreements during the three months ended March 31, 2023. See page 28 for further information on our interest rate swap and cap agreements:

(Amounts in thousands)	Notional Amount	All-In Swapped Rate	Swap Expiration Date	Variable Rate Spread
555 California Street (effective 05/24)	$840,000	5.92%	05/26	L+193
Unsecured term loan(1) (effective 10/23)	150,000	5.13%	07/25	S+130
____________________
(1)The unsecured term loan, which matures in December 2027, is subject to various interest rate swap arrangements through August 2027, see below for details:

	Swapped Balance	All-In Swapped Rate	Unswapped Balance (bears interest at S+130)
Through 10/23	$800,000	4.05%	$—
10/23 through 07/25	700,000	4.53%	100,000
07/25 through 10/26	550,000	4.36%	250,000
10/26 through 08/27	50,000	4.04%	750,000

FINANCIAL HIGHLIGHTS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended
	March 31,		December 31, 2022
	2023	2022
Total revenues	$445,923	$442,130	$446,940

Net income (loss) attributable to common shareholders	$5,168	$26,478	$(493,280)
Per common share:
Basic	$0.03	$0.14	$(2.57)
Diluted	$0.03	$0.14	$(2.57)

Net income attributable to common shareholders, as adjusted (non-GAAP)	$2,373	$31,682	$19,954
Per diluted share (non-GAAP)	$0.01	$0.16	$0.10

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$116,288	$152,313	$139,041
Per diluted share (non-GAAP)	$0.60	$0.79	$0.72

FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$119,083	$154,908	$176,465
FFO - Operating Partnership ("OP") basis (non-GAAP)	$128,229	$166,379	$189,572
Per diluted share (non-GAAP)	$0.61	$0.80	$0.91

Dividends per common share	$0.375	$0.53	$0.53

FFO payout ratio (based on FFO attributable to common shareholders plus assumed conversions, as adjusted)	62.5%	67.1%	73.6%
FAD payout ratio	85.2%	76.8%	93.0%

Weighted average common shares outstanding (REIT basis)	191,869	191,724	191,831
Convertible units:
Class A units	13,933	13,417	13,615
Convertible securities	2,470	1,136	2,182
Share based payment awards	436	755	381
Weighted average common shares outstanding (OP basis)	208,708	207,032	208,009

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

FFO, AS ADJUSTED BRIDGE - Q1 2023 VS. Q1 2022 (unaudited)
(Amounts in millions, except per share amounts)

	FFO, as Adjusted
	Amount	Per Share
FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended March 31, 2022	$152.3	$0.79

Decrease in FFO, as adjusted due to:
Increase in interest expense, net of increase in interest income	(30.0)
Tenant related items	(4.6)
Sale of 33‐00 Northern Boulevard, 40 Fulton Street and street retail properties	(2.8)
Other, net	(1.3)
	(38.7)
Noncontrolling interests' share of above items and impact of assumed conversions of convertible securities	2.7
Net decrease	(36.0)	(0.19)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended March 31, 2023	$116.3	$0.60

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

CONSOLIDATED BALANCE SHEETS (unaudited)
(Amounts in thousands)
	As of		Increase (Decrease)
	March 31, 2023	December 31, 2022
ASSETS
Real estate, at cost:
Land	$2,451,828	$2,451,828	$—
Buildings and improvements	9,838,757	9,804,204	34,553
Development costs and construction in progress	1,058,518	933,334	125,184
Leasehold improvements and equipment	125,982	125,389	593
Total	13,475,085	13,314,755	160,330
Less accumulated depreciation and amortization	(3,546,942)	(3,470,991)	(75,951)
Real estate, net	9,928,143	9,843,764	84,379
Right-of-use assets	685,152	684,380	772
Cash, cash equivalents, restricted cash and investments in U.S. Treasury bills:
Cash and cash equivalents	890,957	889,689	1,268
Restricted cash	142,882	131,468	11,414
Investments in U.S. Treasury bills	276,645	471,962	(195,317)
Total	1,310,484	1,493,119	(182,635)
Tenant and other receivables	95,034	81,170	13,864
Investments in partially owned entities	2,633,558	2,665,073	(31,515)
220 CPS condominium units ready for sale	37,644	43,599	(5,955)
Receivable arising from the straight-lining of rents	691,271	694,972	(3,701)
Deferred leasing costs, net	366,960	373,555	(6,595)
Identified intangible assets, net	137,161	139,638	(2,477)
Other assets	387,011	474,105	(87,094)
Total assets	$16,272,418	$16,493,375	$(220,957)
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$5,717,338	$5,829,018	$(111,680)
Senior unsecured notes, net	1,192,342	1,191,832	510
Unsecured term loan, net	793,517	793,193	324
Unsecured revolving credit facilities	575,000	575,000	—
Lease liabilities	740,301	735,969	4,332
Accounts payable and accrued expenses	441,741	450,881	(9,140)
Deferred revenue	37,879	39,882	(2,003)
Deferred compensation plan	98,996	96,322	2,674
Other liabilities	312,107	268,166	43,941
Total liabilities	9,909,221	9,980,263	(71,042)
Redeemable noncontrolling interests	430,539	436,732	(6,193)
Shareholders' equity	5,691,632	5,839,728	(148,096)
Noncontrolling interests in consolidated subsidiaries	241,026	236,652	4,374
Total liabilities, redeemable noncontrolling interests and equity	$16,272,418	$16,493,375	$(220,957)

CONSOLIDATED NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Three Months Ended
	March 31,			December 31, 2022
	2023	2022	Variance
Property rentals(1)	$343,152	$331,359	$11,793	$354,453
Tenant expense reimbursements(1)	56,095	43,672	12,423	39,879
Amortization of acquired below-market leases, net	1,367	917	450	1,390
Straight-lining of rents	(3,821)	21,335	(25,156)	342
Total rental revenues	396,793	397,283	(490)	396,064
Fee and other income:
Building Maintenance Services ("BMS") cleaning fees	35,328	32,691	2,637	35,921
Management and leasing fees	3,049	2,769	280	2,872
Other income	10,753	9,387	1,366	12,083
Total revenues	445,923	442,130	3,793	446,940
Operating expenses	(228,773)	(216,529)	(12,244)	(213,477)
Depreciation and amortization	(106,565)	(117,443)	10,878	(133,871)
General and administrative	(41,595)	(41,216)	(379)	(31,439)
(Expense) benefit from deferred compensation plan liability	(3,728)	1,944	(5,672)	(521)
Transaction related costs, impairment losses and other	(658)	(1,005)	347	(26,761)
Total expenses	(381,319)	(374,249)	(7,070)	(406,069)
Income (loss) from partially owned entities	16,666	33,714	(17,048)	(545,126)
(Loss) income from real estate fund investments	(19)	5,674	(5,693)	(1,880)
Interest and other investment income, net	9,603	1,018	8,585	10,587
Income (loss) from deferred compensation plan assets	3,728	(1,944)	5,672	521
Interest and debt expense	(86,237)	(52,109)	(34,128)	(88,242)
Net gains on disposition of wholly owned and partially owned assets	7,520	6,552	968	65,241
Income (loss) before income taxes	15,865	60,786	(44,921)	(518,028)
Income tax expense	(4,667)	(7,411)	2,744	(6,974)
Net income (loss)	11,198	53,375	(42,177)	(525,002)
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	9,928	(9,374)	19,302	10,493
Operating Partnership	(429)	(1,994)	1,565	36,758
Net income (loss) attributable to Vornado	20,697	42,007	(21,310)	(477,751)
Preferred share dividends	(15,529)	(15,529)	—	(15,529)
Net income (loss) attributable to common shareholders	$5,168	$26,478	$(21,310)	$(493,280)

Capitalized expenditures:
Development payroll	$2,849	$2,389	$460	$3,838
Interest and debt expense	8,857	3,520	5,337	6,990
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended March 31, 2023
	Total	New York	Other
Property rentals(1)	$343,152	$275,803	$67,349
Tenant expense reimbursements(1)	56,095	46,663	9,432
Amortization of acquired below-market leases, net	1,367	1,198	169
Straight-lining of rents	(3,821)	(4,148)	327
Total rental revenues	396,793	319,516	77,277
Fee and other income:
BMS cleaning fees	35,328	37,678	(2,350)
Management and leasing fees	3,049	3,173	(124)
Other income	10,753	3,447	7,306
Total revenues	445,923	363,814	82,109
Operating expenses	(228,773)	(188,321)	(40,452)
Depreciation and amortization	(106,565)	(84,064)	(22,501)
General and administrative	(41,595)	(13,167)	(28,428)
Expense from deferred compensation plan liability	(3,728)	—	(3,728)
Transaction related costs and other	(658)	(10)	(648)
Total expenses	(381,319)	(285,562)	(95,757)
Income from partially owned entities	16,666	14,972	1,694
Loss from real estate fund investments	(19)	—	(19)
Interest and other investment income, net	9,603	3,025	6,578
Income from deferred compensation plan assets	3,728	—	3,728
Interest and debt expense	(86,237)	(40,500)	(45,737)
Net gains on disposition of wholly owned and partially owned assets	7,520	—	7,520
Income (loss) before income taxes	15,865	55,749	(39,884)
Income tax expense	(4,667)	(761)	(3,906)
Net income (loss)	11,198	54,988	(43,790)
Less net loss attributable to noncontrolling interests in consolidated subsidiaries	9,928	8,257	1,671
Net income (loss) attributable to Vornado Realty L.P.	21,126	$63,245	$(42,119)
Less net income attributable to noncontrolling interests in the Operating Partnership	(400)
Preferred unit distributions	(15,558)
Net income attributable to common shareholders	$5,168
For the three months ended March 31, 2022
Net income (loss) attributable to Vornado Realty L.P.	$44,001	$78,431	$(34,430)
Net income attributable to common shareholders	$26,478
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended March 31, 2023
	Total	New York	Other
Total revenues	$445,923	$363,814	$82,109
Operating expenses	(228,773)	(188,321)	(40,452)
NOI - consolidated	217,150	175,493	41,657
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(11,764)	(4,823)	(6,941)
Add: Our share of NOI from partially owned entities	68,097	65,324	2,773
NOI at share	273,483	235,994	37,489
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	5,052	5,033	19
NOI at share - cash basis	$278,535	$241,027	$37,508

	For the Three Months Ended March 31, 2022
	Total	New York	Other
Total revenues	$442,130	$358,548	$83,582
Operating expenses	(216,529)	(177,535)	(38,994)
NOI - consolidated	225,601	181,013	44,588
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(20,035)	(13,310)	(6,725)
Add: Our share of NOI from partially owned entities	78,692	75,964	2,728
NOI at share	284,258	243,667	40,591
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(3,130)	(3,975)	845
NOI at share - cash basis	$281,128	$239,692	$41,436

	For the Three Months Ended December 31, 2022
	Total	New York	Other
Total revenues	$446,940	$366,699	$80,241
Operating expenses	(213,477)	(179,910)	(33,567)
NOI - consolidated	233,463	186,789	46,674
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(18,929)	(12,858)	(6,071)
Add: Our share of NOI from partially owned entities	77,221	74,664	2,557
NOI at share	291,755	248,595	43,160
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(2,156)	(4,883)	2,727
NOI at share - cash basis	$289,599	$243,712	$45,887
________________________________
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT AND SUBSEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended
	March 31,		December 31, 2022
	2023	2022
NOI at share:
New York:
Office(1)	$174,270	$177,809	$184,045
Retail	47,196	52,105	50,083
Residential	5,458	4,774	4,978
Alexander’s	9,070	8,979	9,489
Total New York	235,994	243,667	248,595
Other:
THE MART	15,409	19,914	21,276
555 California Street	16,929	16,235	16,641
Other investments	5,151	4,442	5,243
Total Other	37,489	40,591	43,160
NOI at share	$273,483	$284,258	$291,755

NOI at share - cash basis:
New York:
Office(1)	$182,081	$177,827	$182,648
Retail	44,034	47,393	46,168
Residential	5,051	4,689	4,660
Alexander's	9,861	9,783	10,236
Total New York	241,027	239,692	243,712
Other:
THE MART	14,675	20,436	23,163
555 California Street	17,718	16,360	17,672
Other investments	5,115	4,640	5,052
Total Other	37,508	41,436	45,887
NOI at share - cash basis	$278,535	$281,128	$289,599
________________________________
(1)Includes BMS NOI of $6,289, $5,782 and $8,305, respectively, for the three months ended March 31, 2023 and 2022 and December 31, 2022.

SAME STORE NOI AT SHARE AND SAME STORE NOI AT SHARE - CASH BASIS (NON-GAAP) (unaudited)

	Total	New York	THE MART	555 California Street
Same store NOI at share % increase (decrease)(1):
Three months ended March 31, 2023 compared to March 31, 2022	0.0%	1.6%	(22.6)%	4.3%
Three months ended March 31, 2023 compared to December 31, 2022	(4.2)%	(2.7)%	(26.9)%	1.7%

Same store NOI at share - cash basis % increase (decrease)(1):
Three months ended March 31, 2023 compared to March 31, 2022	1.5%	3.8%	(28.2)%	8.3%
Three months ended March 31, 2023 compared to December 31, 2022	(3.5)%	(0.6)%	(36.1)%	0.3%
________________________________
(1)See pages viii through xi in the Appendix for same store NOI at share and same store NOI at share - cash basis reconciliations.

PENN DISTRICT
ACTIVE DEVELOPMENT/REDEVELOPMENT SUMMARY - AS OF MARCH 31, 2023 (unaudited)
(Amounts in thousands of dollars, except square feet)
		Property Rentable Sq. Ft.		Cash Amount Expended	Remaining Expenditures		Projected Incremental Cash Yield
Active PENN District Projects	Segment		Budget(1)			Stabilization Year
PENN 2 - as expanded	New York	1,795,000	750,000	452,509	297,491	2025	9.5%
PENN 1 (including LIRR Concourse Retail)(2)	New York	2,547,000	450,000	384,843	65,157	N/A	13.2%	(2)(3)
Districtwide Improvements	New York	N/A	100,000	42,098	57,902	N/A	N/A
Total Active PENN District Projects			1,300,000	879,450	420,550		10.1%
________________________________
(1)Excluding debt and equity carry.
(2)Property is ground leased through 2098, as fully extended. Fair market value resets occur in 2023, 2048 and 2073. The 13.2% projected return is before the ground rent reset in June 2023, which may be material.
(3)Projected to be achieved as pre-redevelopment leases roll, which have an approximate average remaining term of 3.4 years.

There can be no assurance that the above projects will be completed, completed on schedule or within budget. In addition, there can be no assurance that the Company will be successful in leasing the properties on the expected schedule or at the assumed rental rates.

FUTURE DEVELOPMENT OPPORTUNITIES - AS OF MARCH 31, 2023 (unaudited)

Future Opportunities	Segment	Property Zoning Sq. Ft. (at 100%)
350 Park Avenue	New York	1,389,000	(1)
Hotel Pennsylvania site(2)	New York	2,052,000
PENN District - multiple other opportunities - office/residential/retail	New York
260 Eleventh Avenue - office(3)	New York	280,000

Undeveloped Land
527 West Kinzie, Chicago	Other	330,000
57th Street (50% interest)	New York	150,000
Eighth Avenue and 34th Street	New York	105,000
Total undeveloped land		585,000
____________________
(1)Reflects entire assemblage, see page 3 for further information.
(2)We have permanently closed the Hotel Pennsylvania and plan to develop an office tower on the site. Demolition of the existing building structure commenced in the fourth quarter of 2021.
(3)The building is subject to a ground lease which expires in 2114.

There can be no assurance that the above projects will be completed, completed on schedule or within budget.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York			555 California Street
	Office	Retail	THE MART
Three Months Ended March 31, 2023
Total square feet leased	777	25	79	4
Our share of square feet leased:	771	20	79	3
Initial rent(1)	$101.02	$373.07	$56.44	$156.96
Weighted average lease term (years)	9.5	6.8	6.8	7.0
Second generation relet space:
Square feet	677	7	51	—
GAAP basis:
Straight-line rent(2)	$106.34	$595.05	$58.73	$—
Prior straight-line rent	$98.02	$578.45	$59.65	$—
Percentage increase (decrease)	8.5%	2.9%	(1.5)%	—%
Cash basis (non-GAAP):
Initial rent(1)	$104.55	$595.05	$60.16	$—
Prior escalated rent	$102.82	$581.33	$65.30	$—
Percentage increase (decrease)	1.7%	2.4%	(7.9)%	—%
Tenant improvements and leasing commissions:
Per square foot	$23.53	$180.46	$54.65	$273.50
Per square foot per annum	$2.48	$26.54	$8.04	$39.07
Percentage of initial rent	2.5%	7.1%	14.2%	24.9%
________________________________
(1)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(2)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASE EXPIRATIONS (unaudited) NEW YORK SEGMENT

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)		Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
				Total	Per Sq. Ft.
Office:	First Quarter 2023(2)	61,000		$2,602,000	$42.66	0.2%

	Second Quarter 2023	102,000		7,667,000	75.17	0.6%
	Third Quarter 2023	200,000		16,883,000	84.42	1.4%
	Fourth Quarter 2023	477,000		47,698,000	100.00	4.0%
	Remaining 2023	779,000		72,248,000	92.74	6.0%
	First Quarter 2024	160,000		16,668,000	104.18	1.4%
	Remaining 2024	764,000		70,879,000	92.77	6.0%
	2025	701,000		57,302,000	81.74	4.8%
	2026	1,228,000		99,618,000	81.12	8.4%
	2027	1,158,000		89,024,000	76.88	7.5%
	2028	994,000		74,231,000	74.68	6.3%
	2029	1,186,000		94,481,000	79.66	8.0%
	2030	623,000		51,324,000	82.38	4.3%
	2031	911,000		81,481,000	89.44	6.9%
	2032	973,000		94,627,000	97.25	8.0%
	2033	556,000		46,972,000	84.48	4.0%
	Thereafter	4,393,000	(3)	334,704,000	76.19	28.2%

Retail:	First Quarter 2023(2)	131,000		$5,148,000	$39.30	2.0%

	Second Quarter 2023	—		—	—	0.0%
	Third Quarter 2023	10,000		5,023,000	502.30	1.9%
	Fourth Quarter 2023	5,000		382,000	76.40	0.1%
	Remaining 2023	15,000		5,405,000	360.33	2.0%
	First Quarter 2024	12,000		6,151,000	512.58	2.3%
	Remaining 2024	117,000		18,919,000	161.70	7.2%
	2025	47,000		15,308,000	325.70	5.8%
	2026	82,000		26,171,000	319.16	10.0%
	2027	34,000		18,990,000	558.53	7.3%
	2028	27,000		13,335,000	493.89	5.1%
	2029	45,000		26,457,000	587.93	10.1%
	2030	153,000		22,604,000	147.74	8.7%
	2031	88,000		29,249,000	332.38	11.2%
	2032	55,000		28,573,000	519.51	10.9%
	2033	17,000		6,001,000	353.00	2.3%
	Thereafter	375,000		39,850,000	106.27	15.1%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.
(3)    Assumes U.S. Post Office exercises all lease renewal options through 2038 for 492,000 square feet at 909 Third Avenue given the below-market rent on their options.

LEASE EXPIRATIONS (unaudited) THE MART

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Showroom / Retail:	First Quarter 2023(2)	11,000	$840,000	$76.36	0.6%

	Second Quarter 2023	10,000	675,000	67.50	0.5%
	Third Quarter 2023	160,000	8,194,000	51.21	5.7%
	Fourth Quarter 2023	47,000	2,724,000	57.96	1.9%
	Remaining 2023	217,000	11,593,000	53.42	8.1%
	First Quarter 2024	112,000	6,286,000	56.13	4.3%
	Remaining 2024	119,000	7,066,000	59.38	4.9%
	2025	200,000	10,889,000	56.13	7.5%
	2026	300,000	16,858,000	56.19	11.6%
	2027	189,000	10,096,000	53.42	7.0%
	2028	689,000	33,629,000	48.81	23.1%
	2029	111,000	5,487,000	49.43	3.8%
	2030	37,000	2,211,000	59.76	1.5%
	2031	294,000	13,804,000	46.95	9.5%
	2032	374,000	16,548,000	44.25	11.4%
	2033	14,000	814,000	58.14	0.6%
	Thereafter	194,000	8,881,000	45.78	6.1%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.

LEASE EXPIRATIONS (unaudited) 555 California Street

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Retail:	First Quarter 2023(2)	6,000	$400,000	$66.67	0.4%

	Second Quarter 2023	—	—	—	0.0%
	Third Quarter 2023	—	—	—	0.0%
	Fourth Quarter 2023	—	—	—	0.0%
	Remaining 2023	—	—	—	0.0%
	First Quarter 2024	4,000	506,000	126.50	0.5%
	Remaining 2024	65,000	6,717,000	103.34	6.2%
	2025	274,000	24,768,000	90.39	22.9%
	2026	238,000	23,683,000	99.51	21.9%
	2027	65,000	6,058,000	93.20	5.6%
	2028	112,000	9,952,000	88.86	9.2%
	2029	116,000	11,116,000	95.83	10.3%
	2030	109,000	9,657,000	88.60	8.9%
	2031	—	—	—	0.0%
	2032	5,000	645,000	129.00	0.6%
	2033	15,000	1,737,000	115.80	1.6%
	Thereafter	173,000	12,992,000	75.10	11.9%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
CONSOLIDATED
(Amounts in thousands)
	Three Months Ended March 31, 2023	Year Ended December 31,
		2022	2021
Amounts paid for capital expenditures:
Expenditures to maintain assets	$25,475	$85,573	$75,133
Tenant improvements	22,458	41,934	68,284
Leasing commissions	4,328	16,005	36,274
Recurring tenant improvements, leasing commissions and other capital expenditures	52,261	143,512	179,691
Non-recurring capital expenditures(1)	8,982	32,583	19,849
Total capital expenditures and leasing commissions	$61,243	$176,095	$199,540

	Three Months Ended March 31, 2023	Year Ended December 31,
		2022	2021
Amounts paid for development and redevelopment expenditures(2):
PENN 2	$71,968	$266,676	$105,267
Hotel Pennsylvania site	20,601	77,965	54,280
PENN 1	20,334	102,445	171,824
The Farley Building	4,729	224,382	202,414
THE MART 2.0	4,386	10,130	729
PENN Districtwide improvements	3,868	11,096	14,116
PENN 11	2,996	10,430	418
220 CPS	1,442	10,186	19,351
Other	5,226	24,689	17,541
	$135,550	$737,999	$585,940
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
NEW YORK SEGMENT
(Amounts in thousands)

	Three Months Ended March 31, 2023	Year Ended December 31,
		2022	2021
Amounts paid for capital expenditures:
Expenditures to maintain assets	$18,564	$60,588	$61,420
Tenant improvements	11,277	27,862	59,522
Leasing commissions	3,748	10,465	27,284
Recurring tenant improvements, leasing commissions and other capital expenditures	33,589	98,915	148,226
Non-recurring capital expenditures(1)	8,106	28,992	19,694
Total capital expenditures and leasing commissions	$41,695	$127,907	$167,920

	Three Months Ended March 31, 2023	Year Ended December 31,
		2022	2021
Amounts paid for development and redevelopment expenditures(2):
PENN 2	$71,968	$266,676	$105,267
Hotel Pennsylvania site	20,601	77,965	54,280
PENN 1	20,334	102,445	171,824
The Farley Building	4,729	224,382	202,414
PENN Districtwide improvements	3,868	11,096	14,116
PENN 11	2,996	10,430	418
Other	3,892	20,606	12,220
	$128,388	$713,600	$560,539
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
THE MART
(Amounts in thousands)
	Three Months Ended March 31, 2023	Year Ended December 31,
		2022	2021
Amounts paid for capital expenditures:
Expenditures to maintain assets	$4,408	$18,137	$7,199
Tenant improvements	11,179	11,977	5,683
Leasing commissions	576	2,610	2,047
Recurring tenant improvements, leasing commissions and other capital expenditures	16,163	32,724	14,929
Non-recurring capital expenditures(1)	876	676	155
Total capital expenditures and leasing commissions	$17,039	$33,400	$15,084

	Three Months Ended March 31, 2023	Year Ended December 31,
		2022	2021
Amounts paid for development and redevelopment expenditures(2):
THE MART 2.0	$4,386	$10,130	$729
Other	1,334	4,083	1,068
	$5,720	$14,213	$1,797
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
555 CALIFORNIA STREET
(Amounts in thousands)

	Three Months Ended March 31, 2023	Year Ended December 31,
		2022	2021
Amounts paid for capital expenditures:
Expenditures to maintain assets	$2,503	$6,848	$6,514
Tenant improvements	2	2,095	3,079
Leasing commissions	4	2,930	6,943
Recurring tenant improvements, leasing commissions and other capital expenditures	2,509	11,873	16,536
Non-recurring capital expenditures(1)	—	2,915	—
Total capital expenditures and leasing commissions	$2,509	$14,788	$16,536

	Three Months Ended March 31, 2023	Year Ended December 31,
		2022	2021
Amounts paid for development and redevelopment expenditures(2):
345 Montgomery Street	$—	$—	$4,253
________________________________
See notes below.

CAPITAL EXPENDITURES (unaudited)
OTHER
(Amounts in thousands)

	Three Months Ended March 31, 2023	Year Ended December 31,
		2022	2021
Amounts paid for development and redevelopment expenditures(2):
220 CPS	$1,442	$10,186	$19,351
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
		As of March 31, 2023
Joint Venture Name	Asset Category	Percentage Ownership	Company's Carrying Amount	Company's Pro rata Share of Debt(1)		100% of Joint Venture Debt(1)	Maturity Date(2)		Spread over LIBOR/SOFR	Interest Rate(3)
Fifth Avenue and Times Square JV	Retail/Office	51.5%	$2,262,393	$448,473	(4)	$921,000	Various		Various	Various

Alexander's	Office/Retail	32.4%	82,724	355,280		1,096,544	Various		Various	Various

Partially owned office buildings/land:
512 West 22nd Street	Office/Retail	55.0%	59,771	75,418		137,124	06/23		L+185	5.85%
West 57th Street properties	Office/Retail/Land	50.0%	52,280	—		—	—		—	—%
280 Park Avenue	Office/Retail	50.0%	48,440	600,000		1,200,000	09/24		L+173	5.81%
825 Seventh Avenue	Office	50.0%	13,228	29,816		59,632	07/23		L+235	7.04%
61 Ninth Avenue	Office/Retail	45.1%	4,252	75,543		167,500	01/26		S+146	5.85%
650 Madison Avenue	Office/Retail	20.1%	—	161,024		800,000	12/29		N/A	3.49%

Other investments:
Independence Plaza	Residential/Retail	50.1%	49,604	338,175		675,000	07/25		N/A	4.25%
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	35,832	15,627		31,000	04/23	(5)	S+205	6.72%
Other	Various	Various	25,034	124,427		666,120	Various		Various	Various
			$2,633,558	$2,223,783		$5,753,920
Investments in partially owned entities included in other liabilities(6):
7 West 34th Street	Office/Retail	53.0%	$(65,513)	$159,000		$300,000	06/26		N/A	3.65%
85 Tenth Avenue	Office/Retail	49.9%	(13,544)	311,875		625,000	12/26		N/A	4.55%
			$(79,057)	$470,875		$925,000
________________________________
(1)Represents the contractual debt obligations. All amounts are non-recourse to us except the $300,000 mortgage loan on 7 West 34th Street and the $500,000 mortgage loan on 640 Fifth Avenue, included in Fifth Avenue and Times Square JV.
(2)Assumes the exercise of as-of-right extension options.
(3)Represents the interest rate in effect as of period end based on the appropriate reference rate as of the contractual reset date plus contractual spread, adjusted for hedging instruments, as applicable.
(4)On December 21, 2022, the 697-703 Fifth Avenue $450,000 non-recourse mortgage loan matured and was not repaid, at which time the lenders declared an event of default. During December 2022, $29,000 of property-level funds were applied by the lenders against the principal balance, resulting in a $421,000 loan balance as of December 31, 2022. The Fifth Avenue and Times Square JV is in negotiations with the lenders regarding a restructuring but there can be no assurance as to the timing and ultimate resolution of these negotiations.
(5)On April 6, 2023, we completed a $25,000 refinancing of Rosslyn Plaza. The new loan matures in April 2026 and bears interest at SOFR plus 2.00%.
(6)Our negative basis results from distributions in excess of our investment.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
	Percentage Ownership at March 31, 2023	Our Share of Net Income (Loss) for the Three Months Ended March 31,		Our Share of NOI (non-GAAP) for the Three Months Ended March 31,
		2023	2022	2023	2022
Joint Venture Name
New York:
Fifth Avenue and Times Square JV:
Equity in net income	51.5%	$10,199	$16,309	$29,564	$36,146
Return on preferred equity, net of our share of the expense		9,226	9,226	—	—
		19,425	25,535	29,564	36,146
280 Park Avenue	50.0%	(4,529)	2,329	10,241	10,551
85 Tenth Avenue	49.9%	(4,194)	(1,375)	1,510	3,957
Alexander's	32.4%	3,571	4,671	9,070	8,979
7 West 34th Street	53.0%	1,085	1,092	3,596	3,624
Independence Plaza	50.1%	(497)	(1,139)	5,009	4,476
512 West 22nd Street	55.0%	(355)	127	1,482	1,007
West 57th Street properties	50.0%	(168)	(203)	82	88
61 Ninth Avenue	45.1%	(46)	713	1,848	1,735
Other, net	Various	680	294	2,922	5,401
		14,972	32,044	65,324	75,964
Other:
Alexander's corporate fee income	32.4%	1,173	1,020	651	496
Rosslyn Plaza	43.7% to 50.4%	529	452	1,114	1,114
Other, net	Various	(8)	198	1,008	1,118
		1,694	1,670	2,773	2,728

Total		$16,666	$33,714	$68,097	$78,692

CAPITAL STRUCTURE (unaudited)
(Amounts in thousands, except per share and per unit amounts)
			As of
			March 31, 2023
Debt (contractual balances):
Consolidated debt(1):
Mortgages payable			$5,767,215
Senior unsecured notes			1,200,000
$800 Million unsecured term loan			800,000
$2.5 Billion unsecured revolving credit facilities			575,000
			8,342,215
Pro rata share of debt of non-consolidated entities			2,694,658
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)			(682,059)
			10,354,814	(A)

	Shares/Units	Liquidation Preference
Perpetual Preferred:
3.25% preferred units (D-17) (141,400 units @ $25.00 per unit)			3,535
5.40% Series L preferred shares	12,000	$25.00	300,000
5.25% Series M preferred shares	12,780	25.00	319,500
5.25% Series N preferred shares	12,000	25.00	300,000
4.45% Series O preferred shares	12,000	25.00	300,000
			1,223,035	(B)

	Converted Shares	March 31, 2023 Common Share Price
Equity:
Common shares	191,881	$15.37	2,949,211
Class A units	13,619	15.37	209,324
Convertible share equivalents:
Equity awards - unit equivalents	1,198	15.37	18,413
Series D-13 preferred units	3,037	15.37	46,679
Series G-1 through G-4 preferred units	190	15.37	2,920
Series A preferred shares	25	15.37	384
			3,226,931	(C)
Total Market Capitalization (A+B+C)			$14,804,780
________________________________
(1)See reconciliation on page xii in the Appendix of consolidated debt, net as presented on our consolidated balance sheets to consolidated contractual debt as of March 31, 2023.

COMMON SHARES DATA (NYSE: VNO) (unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO. Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	First Quarter 2023	Fourth Quarter 2022	Third Quarter 2022	Second Quarter 2022
High price	$26.76	$26.28	$30.90	$45.84
Low price	$12.53	$20.03	$22.83	$27.64
Closing price - end of quarter	$15.37	$20.81	$23.16	$28.59

Annualized quarterly dividend per share	$1.50	$2.12	$2.12	$2.12

Annualized dividend yield - on closing price	9.8%	10.2%	9.2%	7.4%

Outstanding shares, Class A units and convertible preferred units as converted (in thousands)	209,950	208,678	208,220	207,814

Closing market value of outstanding shares, Class A units and convertible preferred units as converted	$3.2	Billion	$4.3	Billion	$4.8	Billion	$5.9	Billion

DEBT ANALYSIS (unaudited)
(Amounts in thousands)
	As of March 31, 2023
	Total		Variable		Fixed
(Contractual debt balances)	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(1)	$8,342,215	4.11%	$2,197,665	5.57%	$6,144,550	3.59%
Pro rata share of debt of non-consolidated entities	2,694,658	4.93%	1,247,201	6.33%	1,447,457	3.72%
Total	11,036,873	4.31%	3,444,866	5.85%	7,592,007	3.61%
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)	(682,059)		(682,059)		—
Company's pro rata share of total debt	$10,354,814	4.22%	$2,762,807	5.87%	$7,592,007	3.61%

Debt Covenant Ratios:(2)	Senior Unsecured Notes due 2025, 2026 and 2031		Unsecured Revolving Credit Facilities and Unsecured Term Loan

	Required	Actual	Required	Actual
Total outstanding debt/total assets(3)	Less than 65%	50%	Less than 60%	36%
Secured debt/total assets	Less than 50%	33%	Less than 50%	26%
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	2.24		N/A
Fixed charge coverage		N/A	Greater than 1.40	2.13
Unencumbered assets/unsecured debt	Greater than 150%	340%		N/A
Unsecured debt/cap value of unencumbered assets		N/A	Less than 60%	21%
Unencumbered coverage ratio		N/A	Greater than 1.50	6.73

Consolidated Unencumbered EBITDA (non-GAAP):
Q1 2023 Annualized
New York	$267,664
Other	98,132
Total	$365,796
________________________________
(1)See reconciliation on page xii in the Appendix of consolidated debt, net as presented on our consolidated balance sheets to consolidated contractual debt as of March 31, 2023.
(2)Our debt covenant ratios and consolidated unencumbered EBITDA are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios and amounts of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.
(3)Total assets include EBITDA capped at 7.0% under the senior unsecured notes due 2025, 2026 and 2031 and 6.0% under the unsecured revolving credit facilities and unsecured term loan.

HEDGING INSTRUMENTS AS OF MARCH 31, 2023 (unaudited)
(Amounts in thousands)
	Debt Information			Swap / Cap Information
	Balance at Share	Variable Rate Spread	Maturity Date(1)	Notional Amount at Share		All-In Swapped Rate	Swap Expiration Date
Interest Rate Swaps:
Consolidated:
555 California Street mortgage loan	$840,000	L+193	05/28	$840,000
In-place swap						2.26%	05/24
Forward swap (effective 05/24)						5.92%	05/26
770 Broadway mortgage loan	700,000	S+225	07/27	700,000		4.98%	07/27
PENN 11 mortgage loan	500,000	S+206	10/25	500,000		2.22%	03/24
Unsecured revolving credit facility	575,000	S+115	12/27	575,000		3.88%	08/27
Unsecured term loan	800,000	S+130	12/27	800,000	(2)	4.05%	10/23
100 West 33rd Street mortgage loan	480,000	S+165	06/27	480,000		5.06%	06/27
888 Seventh Avenue mortgage loan	272,400	S+180	12/25	200,000		4.76%	09/27
4 Union Square South mortgage loan	120,000	S+150	08/25	99,550		3.74%	01/25
Unconsolidated:
640 Fifth Avenue mortgage loan	259,925	L+101	05/24	259,925		3.07%	05/23
731 Lexington Avenue - retail condominium mortgage loan	97,200	S+151	08/25	97,200		1.76%	05/25
50-70 West 93rd Street mortgage loan	41,667	L+153	12/24	41,168		3.14%	06/24
	$4,686,192			4,592,843

Interest Rate Caps:						Index Strike Rate
Consolidated:
1290 Avenue of the Americas mortgage loan	$665,000	L+151	11/28	665,000		4.00%	11/23
One Park Avenue mortgage loan	525,000	S+122	03/26	525,000	(3)	3.89%	03/25
150 West 34th Street mortgage loan	100,000	S+186	05/24	100,000		4.10%	05/24
606 Broadway mortgage loan	37,060	S+191	09/24	37,060		4.00%	09/24
Unconsolidated:
280 Park Avenue mortgage loan	600,000	L+173	09/24	600,000		4.08%	09/23
61 Ninth Avenue mortgage loan	75,543	S+146	01/26	75,543		4.39%	02/24
512 West 22nd Street mortgage loan	75,418	L+185	06/23	75,418		4.00%	06/23
Rego Park II mortgage loan	65,624	S+145	12/25	65,624		4.15%	11/24
Fashion Centre Mall/Washington Tower mortgage loan	34,125	L+294	05/26	34,125		4.00%	05/24
	$2,177,770			2,177,770	(4)

Fixed rate debt per loan agreements				2,999,165
Variable rate debt not subject to interest rate swaps or caps				585,036	(4)
Total debt at share				$10,354,814
____________________
(1)Assumes the exercise of as-of-right extension options.
(2)The unsecured term loan is subject to various interest rate swap arrangements during its term. See page 4 for details.
(3)In March 2023, we entered into a forward cap for the $525,000 One Park Avenue mortgage loan which expires in March 2025 and is effective upon the March 2024 expiration of the existing cap. The forward cap has a SOFR strike rate of 3.89%.
(4)Our exposure to LIBOR/SOFR index increases is partially mitigated by an increase in interest income on our cash, cash equivalents, restricted cash and investments in U.S. Treasury bills.

CONSOLIDATED DEBT MATURITIES AT 100% (CONTRACTUAL BALANCES) (unaudited)
(Amounts in thousands)
Property	Maturity Date (1)	Spread over LIBOR/SOFR	Interest Rate(2)		2023	2024	2025	2026	2027	Thereafter	Total
Secured Debt:
435 Seventh Avenue	02/24	L+130	6.00%		$—	$95,696	$—	$—	$—	$—	$95,696
150 West 34th Street	05/24	S+186	5.96%		—	100,000	—	—	—	—	100,000
606 Broadway (50.0% interest)	09/24	S+191	5.91%		—	74,119	—	—	—	—	74,119
4 Union Square South	08/25		4.15%		—	—	120,000	—	—	—	120,000
PENN 11	10/25		2.22%		—	—	500,000	—	—	—	500,000
888 Seventh Avenue	12/25		5.21%		16,200	21,600	234,600	—	—	—	272,400
One Park Avenue	03/26	S+122	5.11%		—	—	—	525,000	—	—	525,000
350 Park Avenue	01/27		3.92%		—	—	—	—	400,000	—	400,000
100 West 33rd Street	06/27		5.06%		—	—	—	—	480,000	—	480,000
770 Broadway	07/27		4.98%		—	—	—	—	700,000	—	700,000
555 California Street (70.0% interest)	05/28		3.36%		—	—	—	—	—	1,200,000	1,200,000
1290 Avenue of the Americas (70.0% interest)	11/28	L+151	5.51%		—	—	—	—	—	950,000	950,000
909 Third Avenue	04/31		3.23%		—	—	—	—	—	350,000	350,000
Total Secured Debt					16,200	291,415	854,600	525,000	1,580,000	2,500,000	5,767,215
Unsecured Debt:
Senior unsecured notes due 2025	01/25		3.50%		—	—	450,000	—	—	—	450,000
$1.25 Billion unsecured revolving credit facility	04/26	S+119	0.00%		—	—	—	—	—	—	—
Senior unsecured notes due 2026	06/26		2.15%		—	—	—	400,000	—	—	400,000
$1.25 Billion unsecured revolving credit facility	12/27		3.88%	(3)	—	—	—	—	575,000	—	575,000
$800 Million unsecured term loan	12/27		4.05%	(3)	—	—	—	—	800,000	—	800,000
Senior unsecured notes due 2031	06/31		3.40%		—	—	—	—	—	350,000	350,000
Total Unsecured Debt					—	—	450,000	400,000	1,375,000	350,000	2,575,000
Total Debt					$16,200	$291,415	$1,304,600	$925,000	$2,955,000	$2,850,000	$8,342,215
Weighted average rate					6.47%	6.00%	3.34%	3.83%	4.38%	4.07%	4.11%

Fixed rate debt(4)					$—	$—	$1,249,550	$400,000	$2,955,000	$1,540,000	$6,144,550
Fixed weighted average rate expiring					0.00%	0.00%	3.21%	2.15%	4.38%	2.74%	3.59%
Floating rate debt					$16,200	$291,415	$55,050	$525,000	$—	$1,310,000	$2,197,665
Floating weighted average rate expiring					6.47%	6.00%	6.35%	5.11%	0.00%	5.62%	5.57%
________________________________
(1)Assumes the exercise of as-of-right extension options.
(2)Represents the interest rate in effect as of period end based on the appropriate reference rate as of the contractual reset date plus contractual spread, adjusted for hedging instruments, as applicable. See the previous page for information on interest rate swap and interest rate cap arrangements entered into as of March 31, 2023.
(3)In April 2023, we qualified for a sustainability margin adjustment on our unsecured term loan and $1.25 billion unsecured revolving credit facility maturing December 2027 by achieving certain KPI metrics, which will reduce our interest rate by 0.01%. We previously qualified for a 0.01% reduction on our $1.25 billion unsecured revolving credit facility maturing April 2026.
(4)Debt classified as fixed rate includes the effect of interest rate swap arrangements which may expire prior to debt maturity. See the previous page for information on interest rate swap arrangements entered into as of March 31, 2023.

TOP 30 TENANTS (unaudited)
(Amounts in thousands, except square feet)

Tenants	Square Footage At Share	Annualized Escalated Rents At Share(1)	% of Total Annualized Escalated Rents At Share
Meta Platforms, Inc.	1,451,153	$160,479	9.0%
IPG and affiliates	967,552	64,173	3.6%
Citadel	585,460	62,498	3.6%
New York University	685,290	47,605	2.6%
Google/Motorola Mobility (guaranteed by Google)	759,446	41,129	2.3%
Bloomberg L.P.	306,768	40,256	2.2%
Equitable Financial Life Insurance Company	335,356	35,378	2.0%
Amazon (including its Whole Foods subsidiary)	312,694	30,349	1.7%
Swatch Group USA	14,949	28,693	1.6%
Neuberger Berman Group LLC	306,612	27,283	1.5%
Madison Square Garden & Affiliates	411,923	27,107	1.5%
AMC Networks, Inc.	326,717	25,391	1.4%
LVMH Brands	65,060	24,908	1.4%
Bank of America	247,459	24,521	1.4%
Apple Inc.	412,434	24,077	1.3%
Victoria's Secret	33,156	19,501	1.1%
PwC	241,196	19,148	1.1%
Macy's	242,837	17,886	1.0%
Yahoo Inc.	161,588	16,688	0.9%
Fast Retailing (Uniqlo)	47,167	13,636	0.8%
Cushman & Wakefield	127,485	13,113	0.7%
The City of New York	232,010	11,837	0.7%
Foot Locker	149,987	11,456	0.6%
AbbVie Inc.	168,673	11,152	0.6%
Axon Capital	93,127	10,720	0.6%
Alston & Bird LLP	126,872	10,161	0.6%
Burlington Coat Factory	108,844	10,038	0.6%
WSP USA	172,666	9,882	0.5%
Kirkland & Ellis LLP	106,751	9,231	0.5%
Foley & Lardner LLP	103,970	9,108	0.5%
			47.9%
________________________________
(1)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rents at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space.

SQUARE FOOTAGE (unaudited)
(Square feet in thousands)
		At Vornado's Share
	At 100%		Under Development or Not Available for Lease	In Service
		Total		Office	Retail	Showroom	Other
Segment:
New York:
Office	19,918	17,220	1,170	15,867	—	183	—
Retail	2,540	2,102	280	—	1,822	—	—
Residential - 1,664 units	1,499	766	—	—	—	—	766
Alexander's (32.4% interest), including 312 residential units	2,454	795	—	305	408	—	82
	26,411	20,883	1,450	16,172	2,230	183	848

Other:
THE MART	3,898	3,889	264	2,061	102	1,247	215
555 California Street (70% interest)	1,819	1,274	—	1,240	34	—	—
Other	2,845	1,346	144	212	879	—	111
	8,562	6,509	408	3,513	1,015	1,247	326

Total square feet at March 31, 2023	34,973	27,392	1,858	19,685	3,245	1,430	1,174

Total square feet at December 31, 2022	34,974	27,394	1,927	19,644	3,200	1,449	1,174

Parking Garages (not included above):	Square Feet	Number of Garages	Number of Spaces
New York	1,635	9	4,804
THE MART	558	4	1,643
555 California Street	168	1	453
Rosslyn Plaza	411	4	1,094
Total at March 31, 2023	2,772	18	7,994

OCCUPANCY (unaudited)

	New York	THE MART	555 California Street
Occupancy rate at:
March 31, 2023	89.9%	80.3%	94.9%
December 31, 2022	90.4%	81.6%	94.7%
March 31, 2022	91.2%	88.9%	94.2%

RESIDENTIAL STATISTICS (unaudited)

		Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York:
March 31, 2023	1,976	941	96.8%	$3,914
December 31, 2022	1,976	941	96.7%	$3,882
March 31, 2022	1,983	948	97.1%	$3,771

GROUND LEASES (unaudited)
(Amounts in thousands, except square feet)

Property	Current Annual Rent at Share		Next Option Renewal Date	Fully Extended Lease Expiration	Rent Increases and Other Information
Consolidated:
New York:
The Farley Building (95% interest)	$4,750		None	2116	None
PENN 1:
Land	2,500		2073	2098	One 25-year renewal option at fair market value ("FMV"). FMV rent resets occur in 2023 and 2048. The FMV rent reset effective June 2023 has not yet been determined.
Long Island Railroad Concourse Retail	—	(1)	2048	2098	Two 25-year renewal options. Rent increases at a rate based on the increase in gross income reduced by the increase in real estate taxes and operating expenses. The next rent increase occurs in 2028 and every ten years thereafter.
260 Eleventh Avenue	4,383		None	2114	Rent increases annually by the lesser of CPI or 1.5% compounded. We have a purchase option exercisable at a future date for $110,000 increased annually by the lesser of CPI or 1.5% compounded.
888 Seventh Avenue	3,350		2028	2067	Two 20-year renewal options at FMV.
Piers 92 & 94	1,000		2060	2110	None
330 West 34th Street - 65.2% ground leased	10,265	(2)	2051	2149	Two 30-year and one 39-year renewal option at FMV.
909 Third Avenue	1,600		2041	2063	One 22-year renewal option at current annual rent.
962 Third Avenue (the Annex building to 150 East 58th Street) - 50.0% ground leased	666		None	2118	Rent resets every ten years to FMV.
Other:
Wayne Town Center	5,374		2035	2064	Two 10-year renewal options and one 9-year renewal option. Rent increases annually by the greater of CPI or 6%.
Annapolis	650		None	2042	Fixed rent increases to $750 per annum in 2032.
Unconsolidated:
61 Ninth Avenue (45.1% interest)	3,635		None	2115	Rent increases in April 2023 and every three years thereafter based on CPI, subject to a cap. In 2051, 2071 and 2096, rent resets based on the increase in the property's gross revenue net of real estate taxes, if greater than the CPI reset.
Flushing (Alexander's) (32.4% interest)	259		2027	2037	One 10-year renewal option at 90% of FMV.
________________________________
(1)In December 2020, we entered into an agreement with the Metropolitan Transportation Authority (the “MTA”) to oversee the redevelopment of the Long Island Rail Road Concourse at Penn Station (the "Concourse"). In connection with the redevelopment, we entered into an agreement with the MTA which will result in the widening of the Concourse to relieve overcrowding and our trading of 15,000 square feet of back of house space for 22,000 square feet of retail frontage space.
(2)Represents the arbitration panel’s rent reset determination. We filed a petition in New York Supreme Court to vacate or modify the arbitration determination and our petition was denied. The appellate court affirmed the lower court’s decision. We are evaluating the appellate court’s decision.

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)		Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK:
PENN District:
PENN 1
(ground leased through 2098)**										Cisco, Hartford Fire Insurance, Empire Healthchoice Assurance, Inc., United
-Office	100.0%	81.4%	$74.08		2,229,000	2,229,000	—			Healthcare Services, Inc., Siemens Mobility, WSP USA, Gusto Inc., Samsung*
-Retail	100.0%	100.0%	168.82		318,000	77,000	241,000			Bank of America, Starbucks, Blue Bottle Coffee Inc., Shake Shack*
	100.0%	82.0%	77.61	$158,700	2,547,000	2,306,000	241,000	$—

PENN 2
-Office	100.0%	100.0%	61.54		1,577,000	407,000	1,170,000			Madison Square Garden, EMC
-Retail	100.0%	100.0%	618.21		43,000	4,000	39,000			JPMorgan Chase
	100.0%	100.0%	66.81	27,300	1,620,000	411,000	1,209,000	575,000	(4)

The Farley Building (ground and building leased through 2116)**
-Office	95.0%	100.0%	110.40		730,000	730,000	—			Meta Platforms, Inc.
-Retail	95.0%	24.1%	403.20		116,000	116,000	—			Duane Reade, Magnolia Bakery, Starbucks, Birch Coffee, H&H Bagels
	95.0%	89.8%	120.96	91,700	846,000	846,000	—	—

PENN 11
-Office	100.0%	100.0%	71.22		1,110,000	1,110,000	—			Apple Inc., Madison Square Garden, AMC Networks, Inc., Macy's
-Retail	100.0%	80.1%	148.57		39,000	39,000	—			PNC Bank National Association, Starbucks
	100.0%	99.3%	73.39	78,300	1,149,000	1,149,000	—	500,000

100 West 33rd Street
-Office	100.0%	91.5%	67.46		859,000	859,000	—			IPG and affiliates
-Retail	100.0%	16.8%	54.94		255,000	255,000	—			Aeropostale, Candytopia
	100.0%	75.1%	66.84	54,600	1,114,000	1,114,000	—	480,000

330 West 34th Street
(65.2% ground leased through 2149)**										Structure Tone,
-Office	100.0%	75.4%	74.97		702,000	702,000	—			Deutsch, Inc., Web.com, Footlocker, HomeAdvisor, Inc.
-Retail	100.0%	91.1%	127.42		22,000	22,000	—			Starbucks
	100.0%	75.7%	76.41	40,500	724,000	724,000	—	100,000	(5)

435 Seventh Avenue
-Retail	100.0%	100.0%	35.22	1,500	43,000	43,000	—	95,696		Forever 21

7 West 34th Street
-Office	53.0%	100.0%	80.16		458,000	458,000	—			Amazon
-Retail	53.0%	100.0%	359.77		19,000	19,000	—			Amazon, Lindt, Naturalizer (guaranteed by Caleres)
	53.0%	100.0%	91.97	43,000	477,000	477,000	—	300,000

431 Seventh Avenue
-Retail	100.0%	100.0%	248.87	1,100	9,000	9,000	—	—		Essen

138-142 West 32nd Street
-Retail	100.0%	100.0%	107.82	500	8,000	8,000	—	—

150 West 34th Street
-Retail	100.0%	100.0%	112.53	8,800	78,000	78,000	—	100,000		Old Navy

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)		Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property						Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
PENN District (Continued):
137 West 33rd Street
-Retail	100.0%	100.0%	$74.78		$200	3,000	3,000	—	$—

131-135 West 33rd Street
-Retail	100.0%	100.0%	60.19		1,400	23,000	23,000	—	—

Other (3 buildings)
-Retail	100.0%	100.0%	190.38		2,600	16,000	16,000	—	—

Total PENN District					510,200	8,657,000	7,207,000	1,450,000	2,150,696

Midtown East:
909 Third Avenue
(ground leased through 2063)**										IPG and affiliates, AbbVie Inc., United States Post Office,
-Office	100.0%	95.0%	65.08	(6)	59,600	1,352,000	1,352,000	—	350,000	Geller & Company, Morrison Cohen LLP, Sard Verbinnen

150 East 58th Street(7)
-Office	100.0%	88.0%	79.98			541,000	541,000	—		Castle Harlan, Tournesol Realty LLC (Peter Marino)
-Retail	100.0%	100.0%	96.27			3,000	3,000	—
	100.0%	88.1%	80.07		37,800	544,000	544,000	—	—

715 Lexington Avenue
-Retail	100.0%	100.0%	194.78		4,300	22,000	22,000	—	—	Orangetheory Fitness, Casper, Santander Bank, Blu Dot

966 Third Avenue
-Retail	100.0%	100.0%	103.17		700	7,000	7,000	—	—	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	181.97		1,200	7,000	7,000	—	—	Wells Fargo

Total Midtown East					103,600	1,932,000	1,932,000	—	350,000

Midtown West:
888 Seventh Avenue
(ground leased through 2067)**										Axon Capital LP, Lone Star US Acquisitions LLC, Top-New York, Inc.,
-Office	100.0%	90.6%	97.05			872,000	872,000	—		Vornado Executive Headquarters, United Talent Agency
-Retail	100.0%	100.0%	285.48			15,000	15,000	—		Redeye Grill L.P.
	100.0%	90.7%	98.90		78,600	887,000	887,000	—	272,400

57th Street - 2 buildings
-Office	50.0%	85.4%	61.25			81,000	81,000	—
-Retail	50.0%	42.5%	118.14			22,000	22,000	—
	50.0%	78.3%	66.39		5,000	103,000	103,000	—	—

825 Seventh Avenue
-Office	50.0%	79.6%	59.02			169,000	169,000	—		Young Adult Institute Inc., New Alternatives for Children, Inc.*
-Retail	100.0%	48.6%	73.27			4,000	4,000	—
		78.9%	59.23		7,900	173,000	173,000	—	59,632

Total Midtown West					91,500	1,163,000	1,163,000	—	332,032

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Park Avenue:
280 Park Avenue									Cohen & Steers Inc., Franklin Templeton Co. LLC,
-Office	50.0%	98.8%	$110.03		1,237,000	1,237,000	—		PJT Partners, Investcorp International Inc., GIC Inc., Wells Fargo
-Retail	50.0%	93.8%	62.29		28,000	28,000	—		Starbucks, Fasano Restaurant
	50.0%	98.7%	109.03	$135,300	1,265,000	1,265,000	—	$1,200,000

350 Park Avenue
-Office	100.0%	100.0%	106.75	62,500	585,000	585,000	—	400,000	Citadel

Total Park Avenue				197,800	1,850,000	1,850,000	—	1,600,000
Grand Central:
90 Park Avenue									Alston & Bird, Capital One, PwC, MassMutual,
-Office	100.0%	96.3%	81.85		938,000	938,000	—		Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	72.8%	167.91		18,000	18,000	—		Citibank, Starbucks
	100.0%	95.9%	83.04	73,500	956,000	956,000	—	—

510 Fifth Avenue
-Retail	100.0%	25.2%	387.00	5,900	65,000	65,000	—	—	The North Face

Total Grand Central				79,400	1,021,000	1,021,000	—	—

Madison/Fifth:
640 Fifth Avenue									Fidelity Investments, Abbott Capital Management,
-Office	52.0%	91.6%	104.45		246,000	246,000	—		Avolon Aerospace, Houlihan Lokey Advisors Parent, Inc.
-Retail	52.0%	96.2%	1,061.78		69,000	69,000	—		Victoria's Secret, Dyson
	52.0%	92.3%	255.96	70,800	315,000	315,000	—	500,000

666 Fifth Avenue
-Retail	52.0%	100.0%	425.94	44,500	114,000(8)	114,000	—	—	Fast Retailing (Uniqlo), Hollister, Tissot

595 Madison Avenue									LVMH Moet Hennessy Louis Vuitton Inc.,
-Office	100.0%	84.7%	79.75		301,000	301,000	—		Albea Beauty Solutions, Aerin LLC
-Retail	100.0%	100.0%	734.66		30,000	30,000	—		Fendi, Berluti, Christofle Silver Inc.
	100.0%	85.6%	128.18	37,500	331,000	331,000	—	—

650 Madison Avenue									Sotheby's International Realty, Inc., BC Partners Inc.,
-Office	20.1%	85.8%	114.62		564,000	564,000	—		Polo Ralph Lauren, Willett Advisors LLC (Bloomberg Philanthropies)
-Retail	20.1%	94.7%	1,051.05		37,000	37,000	—		Moncler USA Inc., Tod's, Celine, Balmain
	20.1%	86.1%	155.88	77,100	601,000	601,000	—	800,000

689 Fifth Avenue
-Office	52.0%	100.0%	87.80		81,000	81,000	—		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	52.0%	100.0%	910.82		17,000	17,000	—		MAC Cosmetics, Canada Goose
	52.0%	100.0%	184.99	16,900	98,000	98,000	—	—

655 Fifth Avenue
-Retail	50.0%	100.0%	285.76	16,900	57,000	57,000	—	—	Ferragamo

697-703 Fifth Avenue
-Retail	44.8%	100.0%	2,438.56	42,200	26,000	26,000	—	421,000	Swatch Group USA, Harry Winston

Total Madison/Fifth				305,900	1,542,000	1,542,000	—	1,721,000

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Midtown South:
770 Broadway
-Office	100.0%	85.7%	$110.18		1,077,000	1,077,000	—		Meta Platforms, Inc., Yahoo Inc.
-Retail	100.0%	92.0%	91.81		106,000	106,000	—		Bank of America N.A., Wegmans Food Markets
	100.0%	86.2%	108.55	$109,000	1,183,000	1,183,000	—	$700,000

One Park Avenue
									New York University, BMG Rights Management LLC,
-Office	100.0%	95.4%	70.36		867,000	867,000	—		Robert A.M. Stern Architect
-Retail	100.0%	90.1%	81.44		78,000	78,000	—		Bank of Baroda, Citibank, Equinox
	100.0%	95.0%	71.22	62,500	945,000	945,000	—	525,000

4 Union Square South
-Retail	100.0%	100.0%	132.03	27,000	204,000	204,000	—	120,000	Burlington, Whole Foods Market, DSW, Sephora

692 Broadway
-Retail	100.0%	64.4%	68.52	1,600	36,000	36,000	—	—	Equinox

Total Midtown South				200,100	2,368,000	2,368,000	—	1,345,000

Rockefeller Center:
1290 Avenue of the Americas									Equitable Financial Life Insurance Company, Hachette Book Group Inc.,
									Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
									Cushman & Wakefield, Columbia University, LinkLaters, Venable LLP,
-Office	70.0%	100.0%	92.41		2,043,000	2,043,000	—		Fubotv Inc
-Retail	70.0%	73.7%	310.89		77,000	77,000	—		Duane Reade, JPMorgan Chase Bank, Sovereign Bank, Starbucks
	70.0%	99.3%	96.86	198,500	2,120,000	2,120,000	—	950,000

SoHo:
606 Broadway (19 East Houston Street)
-Office	50.0%	100.0%	128.90		30,000	30,000	—		WeWork
-Retail	50.0%	100.0%	692.85		6,000	6,000	—		HSBC, Harman International
	50.0%	100.0%	203.08	7,100	36,000	36,000	—	74,119

443 Broadway
-Retail	100.0%	100.0%	62.16	900	16,000	16,000	—	—	Blick Art Materials

304 Canal Street
-Retail	100.0%	100.0%	58.18		4,000	4,000	—		Stellar Works
-Residential (4 units)	100.0%	0.0%			9,000	9,000	—
	100.0%			200	13,000	13,000	—	—

334 Canal Street
-Retail	100.0%	0.0%	—		4,000	4,000	—
-Residential (4 units)	100.0%	0.0%			10,000	10,000	—
	100.0%			—	14,000	14,000	—	—

148 Spring Street
-Retail	100.0%	42.4%	355.19	1,000	8,000	8,000	—	—	Dr. Martens

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
SoHo (Continued):

150 Spring Street
-Retail	100.0%	74.2%	$109.31		6,000	6,000	—
-Residential (1 unit)	100.0%	100.0%			1,000	1,000	—
	100.0%			$400	7,000	7,000	—	$—

Total SoHo				9,600	94,000	94,000	—	74,119

Times Square:
1540 Broadway									Forever 21, Disney, Sunglass Hut,
-Retail	52.0%	79.9%	169.92	22,300	161,000	161,000	—	—	MAC Cosmetics, U.S. Polo

1535 Broadway
-Retail	52.0%	100.0%	1,165.61		45,000	45,000	—		T-Mobile, Invicta, Swatch Group USA, Levi's, Sephora
-Theatre	52.0%	100.0%	16.08		62,000	62,000	—		Nederlander-Marquis Theatre
	52.0%	100.0%	447.95	44,400	107,000	107,000	—	—

Total Times Square				66,700	268,000	268,000	—	—

Upper East Side:
1131 Third Avenue
-Retail	100.0%	100.0%	207.25	4,700	23,000	23,000	—	—	Nike, Crunch LLC, J.Jill

759-771 Madison Avenue (40 East 66th Street)
-Residential (4 units)	100.0%	100.0%			10,000	10,000	—
					10,000	10,000	—	—

Total Upper East Side				4,700	33,000	33,000	—	—

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)**
-Office	100.0%	100.0%	48.76	10,200	209,000	209,000	—	—	The City of New York

85 Tenth Avenue									Google, Telehouse International Corp.,
-Office	49.9%	80.4%	92.62		595,000	595,000	—		Clear Secure, Inc.*
-Retail	49.9%	75.7%	70.80		43,000	43,000	—		La Brasseria
	49.9%	80.1%	91.36	46,200	638,000	638,000	—	625,000

537 West 26th Street
-Retail	100.0%	100.0%	161.89	2,800	17,000	17,000	—	—	The Chelsea Factory Inc.

61 Ninth Avenue (2 buildings)
(ground leased through 2115)**
-Office	45.1%	100.0%	142.23		171,000	171,000	—		Aetna Life Insurance Company, Apple Inc.
-Retail	45.1%	100.0%	361.17		23,000	23,000	—		Starbucks
	45.1%	100.0%	156.63	32,400	194,000	194,000	—	167,500

512 West 22nd Street									Warner Media, Next Jump, Pura Vida Investments,
-Office	55.0%	84.5%	119.42		165,000	165,000	—		Capricorn Investment Group
-Retail	55.0%	100.0%	103.84		8,000	8,000	—		Galeria Nara Roesler, Harper's Books
	55.0%	85.2%	118.57	17,400	173,000	173,000	—	137,124

Total Chelsea/Meatpacking District				109,000	1,231,000	1,231,000	—	929,624

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Upper West Side:
50-70 West 93rd Street
-Residential (324 units)	49.9%	98.4%	$—	$—	283,000	283,000	—	$83,500

Tribeca:
Independence Plaza
-Residential (1,327 units)	50.1%	96.3%			1,186,000	1,186,000	—
-Retail	50.1%	55.0%	73.67		72,000	72,000	—		Duane Reade
	50.1%			2,800	1,258,000	1,258,000	—	675,000

339 Greenwich Street
-Retail	100.0%	100.0%	74.17	300	8,000	8,000	—	—	Sarabeth's

Total Tribeca				3,100	1,266,000	1,266,000	—	675,000
New Jersey:
Paramus
-Office	100.0%	83.0%	25.10	2,600	129,000	129,000	—	—	Vornado's Administrative Headquarters

Properties to be Developed:
Hotel Pennsylvania site
-Land	100.0%	—	—	—	—	—	—	—

57th Street
-Land	50.0%	—	—	—	—	—	—	—

Eighth Avenue and 34th Street
-Land	100.0%	—	—	—	—	—	—	—

New York Office:

Total		92.0%	$86.81	$1,441,000	19,918,000	18,748,000	1,170,000	$8,641,656

Vornado's Ownership Interest		91.8%	$84.25	$1,189,300	17,220,000	16,050,000	1,170,000	$6,174,826

New York Retail:

Total		76.5%	$262.50	$441,500	2,540,000	2,260,000	280,000	$810,815

Vornado's Ownership Interest		74.2%	$216.66	$291,800	2,102,000	1,822,000	280,000	$541,304

New York Residential:

Total		96.8%			1,499,000	1,499,000	—	$758,500

Vornado's Ownership Interest		96.8%			766,000	766,000	—	$379,841
`

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$132.12		939,000	939,000	—	$500,000	Bloomberg L.P.
-Retail	32.4%	90.3%	254.52		140,000	140,000	—	300,000	The Home Depot, Hutong, Capital One
	32.4%	98.9%	144.85	$152,500	1,079,000	1,079,000	—	800,000

Rego Park I, Queens (4.8 acres)	32.4%	77.0%	50.12	13,000	338,000	338,000	—	—	Burlington, Bed Bath & Beyond, Marshalls, IKEA

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	67.9%	64.97	26,900	615,000	615,000	—	202,544	Costco, Kohl's, TJ Maxx

Flushing, Queens (1.0 acre ground leased through 2037)**	32.4%	100.0%	32.08	5,400	167,000	167,000	—	—	New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
-Residential(312units)	32.4%	97.4%			255,000	255,000	—	94,000

Rego Park III (adjacent to Rego Park II),
Queens, NY (3.2 acres)(9)	32.4%	—		—	—	—	—	—

Total Alexander's	32.4%	86.9%	104.36	197,800	2,454,000	2,454,000	—	1,096,544

Total New York		90.1%	$102.14	$2,080,500	26,411,000	24,961,000	1,450,000	$11,307,515

Vornado's Ownership Interest		89.9%	$95.28	$1,586,400	20,883,000	19,433,000	1,450,000	$7,451,251
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot and average occupancy percentage for office properties excludes garages and de minimis amounts of storage space. Weighted average escalated annual rent per square foot for retail excludes non-selling space.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rents at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Represents contractual debt obligations.
(4)Secured amount outstanding on revolving credit facilities.
(5)Amount represents debt on land which is owned 34.8% by Vornado.
(6)Excludes US Post Office lease for 492,000 square feet.
(7)Includes 962 Third Avenue (the Annex building to 150 East 58th Street) 50.0% ground leased through 2118**.
(8)75,000 square feet is leased from 666 Fifth Avenue Office Condominium.
(9)On March 8, 2023 Alexander’s entered into an agreement to sell the Rego Park III land parcel. Alexander’s anticipates the closing of the sale in the second quarter of 2023.

OTHER SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
THE MART:
THE MART, Chicago									Motorola Mobility (guaranteed by Google),
									1871, ANGI Home Services, Inc, Yelp Inc., Paypal, Inc.,
									Allscripts Healthcare, Kellogg Company,
									Chicago School of Professional Psychology, ConAgra Foods Inc.,
									Innovation Development Institute, Inc., Avant LLC,
									Allstate Insurance Company, Medline Industries, Inc
-Office	100.0%	86.4%	$47.98	$86,100	2,117,000	2,061,000	56,000		Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.

-Showroom/Trade show	100.0%	72.4%	55.95	58,500	1,462,000	1,462,000	—
-Retail	100.0%	68.2%	45.73	2,700	92,000	92,000	—
	100.0%	80.3%	50.81	147,300	3,671,000	3,615,000	56,000	$—

Other (2 properties)	50.0%	93.9%	50.55	900	19,000	19,000	—	27,620
Total THE MART, Chicago				148,200	3,690,000	3,634,000	56,000	27,620

Piers 92 and 94 (New York) (ground and building leased through 2110)**	100.0%	—	—	—	208,000	—	208,000	—

Property to be Developed:
527 West Kinzie, Chicago	100.0%	—	—	—	—	—	—	—

Total THE MART		80.4%	$50.81	$148,200	3,898,000	3,634,000	264,000	$27,620

Vornado's Ownership Interest		80.3%	$50.81	$147,800	3,889,000	3,625,000	264,000	$13,810

555 California Street:
555 California Street	70.0%	99.2%	$92.27	135,400	1,506,000	1,506,000	—	$1,200,000	Bank of America, N.A., Dodge & Cox, Goldman Sachs & Co.,
									Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
									McKinsey & Company Inc., UBS Financial Services,
									KKR Financial, Microsoft Corporation,
									Fenwick & West LLP, Sidley Austin

315 Montgomery Street	70.0%	99.7%	86.23	19,900	235,000	235,000	—	—	Bank of America, N.A., Regus, Ripple Labs Inc., Blue Shield, Lending Home Corporation

345 Montgomery Street	70.0%	0.0%	—	—	78,000	78,000	—	—

Total 555 California Street		94.9%	$91.46	$155,300	1,819,000	1,819,000	—	$1,200,000

Vornado's Ownership Interest		94.9%	$91.46	$108,700	1,274,000	1,274,000	—	$840,000

________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent and garages.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rents at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Represents the contractual debt obligations.

OTHER SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet				Encumbrances (non-GAAP) (in thousands)(4)	Major Tenants
Property					Total Property	In Service		Under Development or Not Available for Lease
						Owned by Company	Owned by Tenant(3)
OTHER:
Virginia:
Rosslyn Plaza
-Office - 4 buildings	46.2%	62.3%	$53.23		736,000	432,000	—	304,000		Corporate Executive Board, Nathan Associates, Inc.
-Residential - 2 buildings (197 units)	43.7%	93.4%			253,000	253,000	—	—
	45.6%			$13,795	989,000	685,000	—	304,000	$31,000

Fashion Centre Mall / Washington Tower
-Office	7.5%	75.0%	55.92		170,000	170,000	—	—	42,300	The Rand Corporation
-Retail	7.5%	93.4%	39.84		868,000	868,000	—	—	412,700	Macy's, Nordstrom
	7.5%	90.4%	42.03	51,687	1,038,000	1,038,000	—	—	455,000

New Jersey:
Wayne Town Center, Wayne (ground leased through 2064)**	100.0%	100.0%	31.11	14,774	690,000	243,000	443,000	4,000	—	JCPenney, Costco, Dick's Sporting Goods,
										Nordstrom Rack, UFC FIT

Atlantic City (11.3 acres ground leased through 2070 to VICI Properties for a portion of the Borgata Hotel and Casino complex)	100.0%	100.0%	—	—	—	—	—	—	—	VICI Properties (ground lessee)

Maryland:
Annapolis (ground and building leased through 2042)**	100.0%	100.0%	11.70	1,577	128,000	128,000	—	—	—	The Home Depot

Total Other		88.5%	$40.49	$81,833	2,845,000	2,094,000	443,000	308,000	$486,000

Vornado's Ownership Interest		92.4%	$30.22	$26,600	1,346,000	759,000	443,000	144,000	$49,753
________________________________
**    Term assumes all renewal options exercised, if applicable.

(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent, garages and residential.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rents at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Owned by tenant on land leased from the company.
(4)Represents the contractual debt obligations.

INVESTOR INFORMATION

Corporate Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
Michael J. Franco	President and Chief Financial Officer
Glen J. Weiss	Executive Vice President - Office Leasing - Co-Head of Real Estate
Barry S. Langer	Executive Vice President - Development - Co-Head of Real Estate
Haim Chera	Executive Vice President - Head of Retail
Thomas J. Sanelli	Executive Vice President - Finance and Chief Administrative Officer

RESEARCH COVERAGE

Camille Bonnel	Caitlin Burrows/Julien Blouin	Ronald Kamdem
Bank of America/BofA Securities	Goldman Sachs	Morgan Stanley
416-369-2140	212-902-4736/212-357-7297	212-296-8319

John P. Kim	Dylan Burzinski	Alexander Goldfarb/Connor Mitchell
BMO Capital Markets	Green Street Advisors	Piper Sandler
212-885-4115	949-640-8780	212-466-7937/203-861-7615

Michael Griffin	Anthony Paolone/Ray Zhong	Nicholas Yulico
Citi	JP Morgan	Scotia Capital (USA) Inc
212-816-5871	212-622-6682/212-622-5411	212-225-6904

Derek Johnston	Mark Streeter/Ian Snyder	Michael Lewis
Deutsche Bank	JP Morgan Fixed Income	Truist Securities
212-250-5683	212-834-5086/212-834-3798	212-319-5659

Steve Sakwa	Vikram Malhotra
Evercore ISI	Mizuho Securities (USA) Inc.
212-446-9462	212-282-3827

Research Coverage - is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

APPENDIX
DEFINITIONS AND NON-GAAP RECONCILIATIONS

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures. Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided on the following pages.
Net Operating Income ("NOI") at Share and NOI at Share - Cash Basis - NOI at share represents total revenues less operating expenses including our share of partially owned entities. NOI at share - cash basis represents NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments. We consider NOI at share - cash basis to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI at share - cash basis, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI at share and NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Same Store NOI at Share and Same Store NOI at Share - Cash Basis - Same store NOI at share represents NOI at share from operations which are in service in both the current and prior year reporting periods. Same store NOI at share - cash basis is same store NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments. We present these non-GAAP measures to (i) facilitate meaningful comparisons of the operational performance of our properties and segments, (ii) make decisions on whether to buy, sell or refinance properties, and (iii) compare the performance of our properties and segments to those of our peers. Same store NOI at share and same store NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of certain real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. The Company also uses FFO attributable to common shareholders plus assumed conversions, as adjusted for certain items that impact the comparability of period-to-period FFO, as one of several criteria to determine performance-based compensation for senior management. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.
Funds Available For Distribution ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") - EBITDAre (i.e., EBITDA for real estate companies) is a non-GAAP financial measure established by NAREIT, which may not be comparable to EBITDA reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition. NAREIT defines EBITDAre as GAAP net income or loss, plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property including losses and gains on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated entities caused by a decrease in value of depreciated property in the joint venture, plus adjustments to reflect the entity's share of EBITDA of unconsolidated entities. The Company has included EBITDAre because it is a performance measure used by other REITs and therefore may provide useful information to investors in comparing Vornado's performance to that of other REITs.
- i -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS TO NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended
	March 31,		December 31, 2022
	2023	2022
Net income (loss) attributable to common shareholders	$5,168	$26,478	$(493,280)
Per diluted share	$0.03	$0.14	$(2.57)

Certain (income) expense items that impact net income (loss) attributable to common shareholders:
After-tax net gain on sale of 220 CPS condominium units	(6,173)	(5,412)	(29,773)
Deferred tax liability on our investment in The Farley Building (held through a taxable REIT subsidiary)	2,875	3,173	3,482
Non-cash real estate impairment losses on wholly owned and partially owned assets	—	—	595,488
Other	288	7,829	(17,706)
	(3,010)	5,590	551,491
Noncontrolling interests' share of above adjustments	215	(386)	(38,257)
Total of certain (income) expense items that impact net income (loss) attributable to common shareholders	$(2,795)	$5,204	$513,234

Net income attributable to common shareholders, as adjusted (non-GAAP)	$2,373	$31,682	$19,954
Per diluted share (non-GAAP)	$0.01	$0.16	$0.10
- ii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended
	March 31,		December 31, 2022
	2023	2022
Reconciliation of net income (loss) attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions (non-GAAP):
Net income (loss) attributable to common shareholders	$5,168	$26,478	$(493,280)
Per diluted share	$0.03	$0.14	$(2.57)

FFO adjustments:
Depreciation and amortization of real property	$94,792	$105,962	$121,900
Real estate impairment losses	—	—	19,098
Net gain on sale of real estate	—	(551)	(30,397)
Proportionate share of adjustments to equity in net income (loss) of partially owned entities to arrive at FFO:
Depreciation and amortization of real property	27,469	32,139	32,243
Real estate impairment losses	—	—	576,390
	122,261	137,550	719,234
Noncontrolling interests' share of above adjustments	(8,746)	(9,506)	(49,894)
FFO adjustments, net	$113,515	$128,044	$669,340

FFO attributable to common shareholders (non-GAAP)	$118,683	$154,522	$176,060
Impact of assumed conversion of dilutive convertible securities	400	386	405
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	119,083	154,908	176,465
Add back of FFO allocated to noncontrolling interests of the Operating Partnership	9,146	11,471	13,107
FFO attributable to Class A unitholders (non-GAAP)	$128,229	$166,379	$189,572
FFO per diluted share (non-GAAP)	$0.61	$0.80	$0.91
- iii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended
	March 31,		December 31, 2022
	2023	2022
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$119,083	$154,908	$176,465
Per diluted share (non-GAAP)	$0.61	$0.80	$0.91

Certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions:
After-tax net gain on sale of 220 CPS condominium units	$(6,173)	$(5,412)	$(29,773)
Deferred tax liability on our investment in The Farley Building (held through a taxable REIT subsidiary)	2,875	3,173	3,482
Other	288	(549)	(13,923)
	(3,010)	(2,788)	(40,214)
Noncontrolling interests' share of above adjustments	215	193	2,790
Total of certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions, net	$(2,795)	$(2,595)	$(37,424)
Per diluted share (non-GAAP)	$(0.01)	$(0.01)	$(0.19)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$116,288	$152,313	$139,041
Per diluted share (non-GAAP)	$0.60	$0.79	$0.72

- iv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FAD (unaudited)
(Amounts in thousands)
		For the Three Months Ended
		March 31,		December 31, 2022
		2023	2022
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$119,083	$154,908	$176,465

Adjustments to arrive at FAD (non-GAAP):
Certain items that impact FAD		(3,010)	(2,788)	(40,214)
Recurring tenant improvements, leasing commissions and other capital expenditures		(60,601)	(36,757)	(42,282)
Stock-based compensation expense		11,714	13,155	6,362
Amortization of debt issuance costs		8,840	5,555	7,358
Personal property depreciation		1,231	1,214	1,381
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other		5,052	(3,130)	(2,156)
Noncontrolling interests in the Operating Partnership's share of above adjustments		2,541	1,572	4,657
FAD adjustments, net	(B)	(34,233)	(21,179)	(64,894)

FAD (non-GAAP)	(A+B)	$84,850	$133,729	$111,571

FAD payout ratio (1)		85.2%	76.8%	93.0%
________________________________
(1)FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash expenditures, the commencement of new leases and the seasonality of our operations.
- v -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) TO NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended
	March 31,		December 31, 2022
	2023	2022
Net income (loss)	$11,198	$53,375	$(525,002)
Depreciation and amortization expense	106,565	117,443	133,871
General and administrative expense	41,595	41,216	31,439
Transaction related costs, impairment losses and other	658	1,005	26,761
(Income) loss from partially owned entities	(16,666)	(33,714)	545,126
Loss (income) from real estate fund investments	19	(5,674)	1,880
Interest and other investment income, net	(9,603)	(1,018)	(10,587)
Interest and debt expense	86,237	52,109	88,242
Net gains on disposition of wholly owned and partially owned assets	(7,520)	(6,552)	(65,241)
Income tax expense	4,667	7,411	6,974
NOI from partially owned entities	68,097	78,692	77,221
NOI attributable to noncontrolling interests in consolidated subsidiaries	(11,764)	(20,035)	(18,929)
NOI at share	273,483	284,258	291,755
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	5,052	(3,130)	(2,156)
NOI at share - cash basis	$278,535	$281,128	$289,599
- vi -

NON-GAAP RECONCILIATIONS COMPONENTS OF NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended March 31,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
New York	$363,814	$358,548	$(188,321)	$(177,535)	$175,493	$181,013	$9,796	$(17,445)	$185,289	$163,568
Other	82,109	83,582	(40,452)	(38,994)	41,657	44,588	92	688	41,749	45,276
Consolidated total	445,923	442,130	(228,773)	(216,529)	217,150	225,601	9,888	(16,757)	227,038	208,844
Noncontrolling interests' share in consolidated subsidiaries	(56,815)	(53,867)	45,051	33,832	(11,764)	(20,035)	(5,614)	14,635	(17,378)	(5,400)
Our share of partially owned entities	115,526	122,558	(47,429)	(43,866)	68,097	78,692	778	(1,008)	68,875	77,684
Vornado's share	$504,634	$510,821	$(231,151)	$(226,563)	$273,483	$284,258	$5,052	$(3,130)	$278,535	$281,128

	For the Three Months Ended December 31, 2022
	Total Revenues	Operating Expenses	NOI	Non-cash Adjustments(1)	NOI - cash basis
New York	$366,699	$(179,910)	$186,789	$3,047	$189,836
Other	80,241	(33,567)	46,674	2,913	49,587
Consolidated total	446,940	(213,477)	233,463	5,960	239,423
Noncontrolling interests' share in consolidated subsidiaries	(58,108)	39,179	(18,929)	(6,517)	(25,446)
Our share of partially owned entities	125,031	(47,810)	77,221	(1,599)	75,622
Vornado's share	$513,863	$(222,108)	$291,755	$(2,156)	$289,599
________________________________
(1)Includes adjustments for straight-line rents, amortization of acquired below-market leases, net and other.
- vii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED MARCH 31, 2023 COMPARED TO MARCH 31, 2022 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share for the three months ended March 31, 2023	$273,483	$235,994	$15,409	$16,929	$5,151
Less NOI at share from:
Dispositions	134	134	—	—	—
Development properties	(7,545)	(7,545)	—	—	—
Other non-same store (income) expense, net	(1,487)	3,664		—	(5,151)
Same store NOI at share for the three months ended March 31, 2023	$264,585	$232,247	$15,409	$16,929	$—

NOI at share for the three months ended March 31, 2022	$284,258	$243,667	$19,914	$16,235	$4,442
Less NOI at share from:
Dispositions	(3,232)	(3,232)	—	—	—
Development properties	(7,440)	(7,440)	—	—	—
Other non-same store income, net	(8,918)	(4,476)	—	—	(4,442)
Same store NOI at share for the three months ended March 31, 2022	$264,668	$228,519	$19,914	$16,235	$—

(Decrease) increase in same store NOI at share	$(83)	$3,728	$(4,505)	$694	$—

% (decrease) increase in same store NOI at share	0.0%	1.6%	(22.6)%	4.3%	0.0%
- viii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED MARCH 31, 2023 COMPARED TO MARCH 31, 2022 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share - cash basis for the three months ended March 31, 2023	$278,535	$241,027	$14,675	$17,718	$5,115
Less NOI at share - cash basis from:
Dispositions	134	134	—	—	—
Development properties	(6,770)	(6,770)	—	—	—
Other non-same store income, net	(6,070)	(955)	—	—	(5,115)
Same store NOI at share - cash basis for the three months ended March 31, 2023	$265,829	$233,436	$14,675	$17,718	$—

NOI at share - cash basis for the three months ended March 31, 2022	$281,128	$239,692	$20,436	$16,360	$4,640
Less NOI at share - cash basis from:
Dispositions	(3,252)	(3,252)	—	—	—
Development properties	(6,756)	(6,756)	—	—	—
Other non-same store income, net	(9,332)	(4,692)	—	—	(4,640)
Same store NOI at share - cash basis for the three months ended March 31, 2022	$261,788	$224,992	$20,436	$16,360	$—

Increase (decrease) in same store NOI at share - cash basis	$4,041	$8,444	$(5,761)	$1,358	$—

% increase (decrease) in same store NOI at share - cash basis	1.5%	3.8%	(28.2)%	8.3%	0.0%
- ix -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED MARCH 31, 2023 COMPARED TO DECEMBER 31, 2022 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share for the three months ended March 31, 2023	$273,483	$235,994	$15,409	$16,929	$5,151
Less NOI at share from:
Dispositions	134	134	—	—	—
Development properties	(7,545)	(7,545)	—	—	—
Other non-same store (income) expense, net	(1,189)	3,962	—	—	(5,151)
Same store NOI at share for the three months ended March 31, 2023	$264,883	$232,545	$15,409	$16,929	$—

NOI at share for the three months ended December 31, 2022	$291,755	$248,595	$21,276	$16,641	$5,243
Less NOI at share from:
Dispositions	(1,499)	(1,499)	—	—	—
Development properties	(5,423)	(5,423)	—	—	—
Other non-same store income, net	(8,201)	(2,756)	(202)	—	(5,243)
Same store NOI at share for the three months ended December 31, 2022	$276,632	$238,917	$21,074	$16,641	$—

(Decrease) increase in same store NOI at share	$(11,749)	$(6,372)	$(5,665)	$288	$—

% (decrease) increase in same store NOI at share	(4.2)%	(2.7)%	(26.9)%	1.7%	0.0%
- x -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED MARCH 31, 2023 COMPARED TO DECEMBER 31, 2022 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share - cash basis for the three months ended March 31, 2023	$278,535	$241,027	$14,675	$17,718	$5,115
Less NOI at share - cash basis from:
Dispositions	134	134	—	—	—
Development properties	(6,770)	(6,770)	—	—	—
Other non-same store income, net	(5,709)	(594)	—	—	(5,115)
Same store NOI at share - cash basis for the three months ended March 31, 2023	$266,190	$233,797	$14,675	$17,718	$—

NOI at share - cash basis for the three months ended December 31, 2022	$289,599	$243,712	$23,163	$17,672	$5,052
Less NOI at share - cash basis from:
Dispositions	(1,184)	(1,184)	—	—	—
Development properties	(4,555)	(4,555)	—	—	—
Other non-same store income, net	(8,075)	(2,821)	(202)	—	(5,052)
Same store NOI at share - cash basis for the three months ended December 31, 2022	$275,785	$235,152	$22,961	$17,672	$—

(Decrease) increase in same store NOI at share - cash basis	$(9,595)	$(1,355)	$(8,286)	$46	$—

% (decrease) increase in same store NOI at share - cash basis	(3.5)%	(0.6)%	(36.1)%	0.3%	0.0%
- xi -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF CONSOLIDATED DEBT, NET TO CONSOLIDATED CONTRACTUAL DEBT (unaudited)
(Amounts in thousands)

	As of March 31, 2023
	Consolidated Debt, Net	Deferred Financing Costs, Net and Other	Consolidated Contractual Debt
Mortgages payable	$5,717,338	$49,877	$5,767,215
Senior unsecured notes	1,192,342	7,658	1,200,000
$800 Million unsecured term loan	793,517	6,483	800,000
$2.5 Billion unsecured revolving credit facilities	575,000	—	575,000
	$8,278,197	$64,018	$8,342,215
- xii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) TO EBITDAre (unaudited)
(Amounts in thousands)

	For the Three Months Ended
	March 31,		December 31, 2022
	2023	2022
Reconciliation of net income (loss) to EBITDAre (non-GAAP):
Net income (loss)	$11,198	$53,375	$(525,002)
Less net loss (income) attributable to noncontrolling interests in consolidated subsidiaries	9,928	(9,374)	10,493
Net income (loss) attributable to the Operating Partnership	21,126	44,001	(514,509)
EBITDAre adjustments at share:
Depreciation and amortization expense	123,492	139,315	155,524
Interest and debt expense	111,117	70,190	111,848
Income tax expense	4,954	7,591	7,913
Real estate impairment losses	—	—	595,488
Net gain on sale of real estate	—	(551)	(30,397)
EBITDAre at share	260,689	260,546	325,867
EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	12,186	23,897	18,137
EBITDAre (non-GAAP)	$272,875	$284,443	$344,004
- xiii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF EBITDAre TO EBITDAre, AS ADJUSTED (unaudited)
(Amounts in thousands)
	For the Three Months Ended
	March 31,		December 31, 2022
	2023	2022
EBITDAre (non-GAAP)	$272,875	$284,443	$344,004

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(12,186)	(23,897)	(18,137)

Certain (income) expense items that impact EBITDAre:
Gain on sale of 220 CPS condominium units	(7,520)	(6,001)	(34,844)
Net gains on disposition of wholly owned and partially owned assets	(129)	—	(17,372)
Other	1,075	(549)	7,620
Total of certain (income) expense items that impact EBITDAre	(6,574)	(6,550)	(44,596)

EBITDAre, as adjusted (non-GAAP)	$254,115	$253,996	$281,271

- xiv -